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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported) November 19, 1999


                           HOST MARRIOTT CORPORATION
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             (Exact name of registrant as specified in its charter)





        Delaware                           001-05664     53-0085950
----------------------------               ------------  ----------
State or Other Jurisdiction                (Commission   (IRS Employer
          of Incorporation)                File Number)  Identification Number)

10400 Fernwood Road, Bethesda, Maryland                  20817-11090
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State or Other Jurisdiction                              (Zip Code)


    The Registrant's telephone number, including area code:  (301) 380-9000
                           Exhibit Index is on page 4
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ITEM 5. OTHER EVENTS
--------------------

PREFERRED STOCK OFFERING
------------------------

          On November 19, 1999, Host Marriott Corporation (the "Company") and Host Marriott, L.P. (the "Operating Partnership"), executed an Underwriting Agreement (the "Underwriting Agreement") with Morgan Stanley & Co. Incorporated, PaineWebber Incorporated, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Donaldson, Lufkin & Jenrette Securities Corporation and Prudential Securities Incorporated as representatives for the several underwriters (collectively, the "Underwriters"). Subject to the terms and conditions contained in the Underwriting Agreement, the Company agreed to issue and sell to the Underwriters $100,000,000 of 10% Class B Cumulative Redeemable Preferred Stock (the "Preferred Stock"). The Preferred Stock will be issued on November 29, 1999. The price to the public for the Preferred Stock is $25.00 per share, with underwriting discounts and commissions of $.8125 of the principal amount at maturity, generating expected net proceeds to the Company (after deducting estimated expenses of the offering) of approximately $96,750,000 before expenses payable by the Company. The Preferred Stock will be sold pursuant to an effective Registration Statement on Form S-3 (File No. 333-67907).

    ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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        7(c).  EXHIBITS
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        1.1    Underwriting Agreement dated November 19, 1999 among Host
               Marriott Corporation, Host Marriott, L.P. and Morgan Stanley & Co. Incorporated, PaineWebber Incorporated, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Donaldson, Lufkin & Jenrette Securities Corporation and Prudential Securities Incorporated.

        4.1 Articles Supplementary (incorporated by reference to Form 8-A of the Company filed November 23, 1999).

        4.2 Form of Stock Certificate (incorporated by reference to Form 8-A of the Company filed November 23, 1999).

        5.1 Legal Opinion of Christopher G. Townsend, senior vice president and corporate secretary to the Company.

       10.1    Form of Second Amendment to Lease Agreement.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Host Marriott Corporation

                               /s/ Christopher G. Townsend
                               ---------------------------------------------
                               Christopher G. Townsend
                               Senior Vice President and Corporate Secretary


November 23, 1999
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                               EXHIBIT INDEX


7(c).  EXHIBITS                                                         Page No.
       --------                                                         --------

 1.1   Underwriting Agreement dated November 19, 1999 among Host            5
       Marriott Corporation, Host Marriott, L.P. and Morgan
       Stanley & Co. Incorporated, Paine Webber Incorporated,
       Bear, Stearns & Co., Deutsche Bank Securities, Inc., Donaldson,
       Lufkin & Jenrette Securities Corporation and Prudential
       Securities Incorporated.

 4.3   Articles Supplementary (incorporated by reference to
       Form 8-A of the Company filed November 23, 1999).

 4.4   Form of Stock Certificate (incorporated by reference to
       Form 8-A of the Company filed November 23, 1999).

 5.1   Legal Opinion of Christopher G. Townsend,                           30
       senior vice president and corporate secretary to the Company.

10.1   Form of Second Amendment to Lease Agreement.